UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 17, 2006
(Date of earliest event reported)

T-3 Energy Services, Inc.
(Exact name of registrant as specified in its charter)

DE	000-19580	76-0697390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13111 Northwest Freeway, Suite 500, Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-996-4110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 17, 2006, T-3 Energy Services, Inc. issued a press release announcing the termination of its public offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated January 17, 2006

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 Energy Services, Inc. (Registrant)
January 17, 2006 (Date)	/s/ MICHAEL T. MINO Michael T. Mino Vice President & Chief Financial Officer

Exhibit Index
99.1	Press release dated January 17, 2006